UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2026

PLUMAS BANCORP
(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5525 Kietzke Lane, Suite 100 Reno, NV	89511
(Address of principal executive offices)	(Zip Code)

775-786-0907
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PLBC	NASDAQ Capital Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2026, Plumas Bancorp (the "Company") announced that Richard Belstock, Executive Vice President and Chief Financial Officer of the Company and Plumas Bank (the "Bank"), will retire from the position of Chief Financial Officer effective January 1, 2027.

Effective January 1, 2027, Richard Belstock will continue his employment with the Company and the Bank as Special Assistant to the President. In connection with this transition, Mr. Belstock's work schedule will be reduced to approximately 50% of his current schedule, and his annual base salary will be reduced by approximately 50% from his current annual base salary. Mr. Belstock will continue to provide advisory and transition support to the President and executive management team. Other employee benefits will continue in accordance with the Company's applicable benefit plans and policies.

Also on October 22, 2026, the Board of Directors appointed Kelsey Cassinelli to serve as Executive Vice President, Chief Financial Officer and Principal Financial Officer of the Company and the Bank effective January 1, 2027. Ms. Cassinelli currently serves as Senior Vice President and Principal Accounting Officer of the Company and the Bank and has responsibilities relating to the Company's accounting and financial reporting functions. Prior to her employment with the Company beginning in April 2026, Ms. Cassinelli, age 32, previously was employed at KPMG US LLP from 2016 to 2026 servicing as a Senior Audit Manager since April 2024.

There are no arrangements or understandings between Ms. Cassinelli and any other person pursuant to which she was selected as Chief Financial Officer. Ms. Cassinelli has no family relationship with any director or executive officer of the Company, and she is not a party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.

Effective January 1, 2027, Ms. Cassinelli’s annual base salary will be $300,000. Ms. Cassinelli will also be eligible to participate in the Company’s annual incentive compensation program and equity compensation plans on substantially the same basis as the Company’s other executive officers.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp (Registrant)

October 22, 2026	By:	/s/ Richard L. Belstock

Name: Richard L. Belstock
Title: Chief Financial Officer